UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 14, 2009

CLST Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

17304 Preston Road, Suite 420

Dallas, Texas, 75252

 (Address of principal executive offices including Zip Code)

(972) 267-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                        Other Events

CLST Holdings, Inc. has postponed its Annual Meeting of Stockholders previously scheduled for September 25, 2009 to October 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.

Dated: August 14, 2009	By:	/s/ Robert A. Kaiser
Robert A. Kaiser
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Assistant Secretary